Acquisition of Subsidiaries	12 Months Ended
Dec. 31, 2018
Disclosure Of Business Combinations [Abstract]
Acquisition of Subsidiaries
5.	ACQUISITION OF SUBSIDIARIES

BetEasy

As previously announced on February 27, 2018, a subsidiary of the Corporation acquired a 62% controlling equity interest in BetEasy, which it increased to an 80% controlling equity interest on April 24, 2018 as described below. Pursuant to a shareholders agreement (the “Shareholders Agreement”), the Corporation is entitled to, among other things, appoint a majority of the directors on the board of directors of BetEasy. The Corporation therefore obtained control through acquiring the majority equity interest in combination with such rights. The non-controlling interest in BetEasy is measured at the proportionate share of net assets of the subsidiary. The Corporation believes the Australian Acquisitions provide the Corporation with a strong market position in Australia and creates an opportunity for cost synergies.

In connection with the 62% equity interest in BetEasy, the Corporation entered into a put option deed with an exercise price equal to the purchase price of the 62% equity interest in BetEasy, $117.7 million (AUD$150.0 million), plus interest. The put option was set to expire on the earlier of February 28, 2019 or the completion of BetEasy’s purchase of TSGA (the latter occurred on April 24, 2018 as described above). On expiration, the $0.6 million mark to market of this put option previously recognized was derecognized and recorded in general and administrative in the consolidated statements of (loss) earnings.

On April 24, 2018, the Corporation acquired a further 18% equity interest in BetEasy for a total consideration of $229.2 million, comprising cash of $48.2 million (AUD$63.2 million), newly issued Common Shares valued at $96.4 million, see note 24, and deferred contingent payment valued at $84.6 million (AUD$111.0 million) at acquisition, which is included in other long-term liabilities on the consolidated statements of financial position. See note 26 for details regarding the valuation of the deferred contingent payment. To finance the cash portion of the purchase price for the transaction, the Corporation obtained incremental financing as part of the April 2018 Amend and Extend. In addition, a shareholder loan was issued to certain non-controlling shareholders of BetEasy. See note 17. The acquisition of the additional equity interest in BetEasy had no impact on the fair values of the goodwill and intangible assets acquired on February 27, 2018; however, the excess of the total consideration compared to the carrying value of the 18% non-controlling interest was recognized directly in equity as acquisition reserve. See note 25.

Also on April 24, 2018, in connection with the Corporation’s acquisition of the additional 18% interest in BetEasy, the Corporation entered into a non-controlling interest put-call option in relation to the 20% interest in BetEasy held by its minority interest shareholders, with an exercise price based on certain future operating performance conditions of the acquired business. This was determined to be a non-controlling interest put-call option with a variable settlement amount that can be settled in either cash or shares or a combination of both, and because the put-call option does not clearly grant the Corporation with present access to returns associated with the remaining 20% ownership interest, the Corporation recognized this put-call option as a net liability derivative. As at each of the acquisition date and December 31, 2018, the Corporation determined that the fair value of this non-controlling interest derivative was $nil.

The provisional amounts recognized in respect of the identifiable assets acquired and liabilities assumed upon acquisition of BetEasy are set out in the table below:

In thousands of U.S. Dollars	As at February 27, 2018
Financial assets	29,062
Property and equipment	6,079
Identifiable intangible assets (note 11)	102,406
Financial liabilities	(59,327)
Deferred tax liability	(19,444)
Total identifiable assets	58,776
Non-controlling interest	(956)
Goodwill (note 11)	59,887
Total consideration	117,707

Satisfied by:
Cash	117,707
Less: Cash and cash equivalent balances acquired	(17,003)
Net cash outflow arising on acquisition	100,704

The fair value of the financial assets includes receivables with a fair value of $4.7 million and a gross contractual value of $7.8 million. The Corporation’s best estimate at the acquisition date of the contractual cash flows not to be collected is $3.1 million.

Included in the amounts recognized is a deferred tax liability of $19.4 million, comprised of a $26.1 million deferred tax liability related to acquired intangible assets as well as a deferred tax asset of $6.7 million wholly related to other temporary differences.

The main factors leading to the recognition of goodwill as a result of the acquisition are the value inherent in the acquired business that cannot be recognized as a separate asset under IFRS, including future incremental earnings potential resulting from further diversification of the Corporation’s business geographically and the expansion of its online betting product offerings. The goodwill is not deductible for tax purposes.

The Corporation has not completed its assessment or valuation of certain assets acquired and liabilities assumed in connection with the acquisition. Therefore, the information disclosed above for identifiable intangible assets, financial assets, financial liabilities and deferred tax liability is completed on a provisional basis and is subject to change based on further review of assumptions and if any new information is obtained about facts and circumstances that existed as of the acquisition date.

TSGA

On April 24, 2018, BetEasy acquired 100% of TSGA.

The provisional amounts recognized in respect of the identifiable assets acquired and liabilities assumed are set out in the table below:

In thousands of U.S. Dollars	As at April 24, 2018
Financial assets	41,142
Property and equipment	2,048
Identifiable intangible assets (note 11)	267,346
Financial liabilities	(71,024)
Deferred tax liability	(76,600)
Total identifiable assets	162,912
Goodwill (note 11)	78,290
Total consideration	241,202

Satisfied by:
Cash	241,202
Less: Cash and cash equivalent balances acquired	(32,352)
Net cash outflow arising on acquisition	208,850

The fair value of the financial assets includes receivables with a fair value of $16.7 million and a gross contractual value of $33.1 million. The Corporation’s best estimate at the acquisition date of the contractual cash flows not to be collected is $16.4 million.

Included in the amounts recognized is a deferred tax liability of $76.6 million, comprised of a $79.0 million deferred tax liability related to acquired intangible assets and a $0.4 million deferred tax liability related to other temporary differences as well as a deferred tax asset of $2.8 million wholly related to other temporary differences.

The main factors leading to the recognition of goodwill as a result of the acquisition are the value inherent in the acquired business that cannot be recognized as a separate asset under IFRS, including future incremental earnings potential resulting from further diversification of the Corporation’s business geographically and the expansion of its online betting product offerings. The goodwill is not deductible for tax purposes.

Acquisition-related costs directly related to the Australian Acquisitions were $11.5 million and were included within general and administrative expenses in the consolidated statements of (loss) earnings.

The Corporation has not completed its assessment or valuation of certain assets acquired and liabilities assumed in connection with the acquisition. Therefore, the information disclosed above for identifiable intangible assets, financial assets, financial liabilities and deferred tax liability is completed on a provisional basis and is subject to change based on further review of assumptions and if any new information is obtained about facts and circumstances that existed as of the acquisition date. During the quarter ended September 30, 2018, the Corporation made an adjustment totalling $31.7 million as a reduction to the amounts recognized as non-controlling interest in relation to the acquisition of TSGA with a corresponding reduction to goodwill.

During the third quarter, the Corporation substantially completed its migration and integration of TSGA into BetEasy. As a result, revenue and earnings cannot be attributed to the individual acquired entities for the period subsequent to the migration and integration. On a combined basis, BetEasy contributed $196.9 million of revenue and a loss of $16.7 million to the Corporation for the period between the respective dates of acquisition and December 31, 2018. BetEasy revenue has been reported in Betting revenue in the Australia segment. See note 7.

SBG

As previously announced, on July 10, 2018, the Corporation completed the SBG Acquisition, acquiring 100% of SBG. The Corporation believes that this acquisition improves the Corporation’s revenue diversity across its major lines of operations; increases the Corporation’s presence in locally regulated or taxed markets; develops sports betting as a second customer acquisition channel and creates an opportunity to cross-sell customers across multiple lines of operations; and enhances the Corporation’s products and technology.

The provisional amounts recognized in respect of the identifiable assets acquired and liabilities assumed are set out in the table below:

In thousands of U.S. Dollars	As at July 10, 2018
Financial assets	416,359
Property and equipment	18,086
Identifiable intangible assets (note 11)	3,043,953
Other financial liabilities	(394,177)
Derivatives	(5,031)
Shareholder loans	(663,407)
Long-term debt	(1,080,478)
Preferred shares	(10,879)
Other non-current liabilities	(1,453)
Deferred tax liability	(514,278)
Total identifiable assets	808,695
Goodwill (note 11)	2,431,100
Total consideration	3,239,795

Satisfied by:
Non-cash consideration:
Common Shares Issued	1,381,044

Cash consideration:
Cash	1,858,751
Less: Cash and cash equivalent balances acquired	(304,053)
Net cash outflow arising on acquisition	1,554,698
Total consideration, net of cash acquired	2,935,742

The fair value of the financial assets includes receivables with a fair value of $2.9 million and a gross contractual value of $3.0 million. The Corporation’s best estimate at the acquisition date of the contractual cash flows not to be collected is $0.1 million.

Financial liabilities include assumed liabilities for long-term debt and shareholder loans payable of $1.08 billion and $663.4 million, respectively, SBG preferred shares of $10.9 million. Included in derivatives are cross-currency swap and interest rate swap instruments with an aggregate fair value of $(5.0) million. The Corporation redeemed the preferred shares and repaid the long-term debt and shareholder loans payable immediately upon closing of the SBG Acquisition. Subsequently during the quarter, the applicable cross-currency and interest rate swaps were settled for a net cash payment of $1.0 million.

Included in the amounts recognized is a deferred tax liability of $514.3 million, comprised of $515.7 million deferred tax liability related to acquired intangible assets and deferred tax assets of $1.0 million related to plant and equipment and $0.4 million related to other temporary differences.

As at July 10, 2018, SBG had future financial commitments for marketing, technology and IT contracts of $110.2 million.

The main factors leading to the recognition of goodwill as a result of the acquisition are the value inherent in the acquired business that cannot be recognized as a separate asset under IFRS, including future incremental earnings potential resulting from further diversification of the Corporation’s business geographically, expansion of its online betting, primarily sports betting, gaming and other product offerings, the ability to cross-sell across these product offerings, and the ability to achieve cost synergies across the Corporation. The goodwill is not deductible for tax purposes.

Acquisition-related costs directly related to the SBG Acquisition were $42.8 million and were included within general and administrative expenses on the consolidated statements of (loss) earnings.

SBG contributed $394.1 million of revenue and a loss of $121.9 million to the Corporation for the period between the date of acquisition and December 31, 2018. SBG revenue has been reported as part of the United Kingdom segment across all revenue categories in the segmental reporting. See note 7.

The Corporation has not completed its assessment or valuation of certain assets acquired and liabilities assumed in connection with the acquisition. Therefore, the information disclosed above for identifiable intangible assets, financial assets, financial liabilities and deferred tax liability is completed on a provisional basis and is subject to change based on further review of assumptions and if any new information is obtained about facts and circumstances that existed as of the acquisition date.

Other

During the year ended December 31, 2018, a subsidiary of the Corporation also acquired 100% of the equity interests in two subsidiaries, Publipoker S.R.L. and Keiem Ltd, for a total consideration, net of cash acquired, of $2.6 million, satisfied by cash consideration of $1.0 million and deferred consideration of $1.6 million. The balance outstanding on the deferred consideration as at December 31, 2018 is $0.3 million.

If the above noted acquisitions had been completed on the first day of the financial year, the Corporation’s revenue for the year ended December 31, 2018 would have been $2.6 billion and net loss for the year ended December 31, 2018 would have been $188.0 million.

The following tables shows acquired intangibles by asset class:

In thousands of U.S. Dollars	Software Technology Acquired through Business Combinations	Other Intangibles	Customer Relationships	Brands	Brands (licensed)	Total
BetEasy	34,684	10,908	56,814	—	—	102,406
TSGA	1,432	22,094	243,820	—	—	267,346
SBG	264,709	13,666	2,233,235	22,447	509,896	3,043,953
Total	300,825	46,668	2,533,869	22,447	509,896	3,413,705